U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 6, 2017 (December 3, 2017)

Spirit International, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197056	38-3926700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

56 Jianguo Rd,

Chaoyang Qu, Beijing, China

(Address of principal executive offices)

+86 001 400-004-8181

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment No.1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Spirit International, Inc. (the “Company”) that was filed with the Securities and Exchange Commission (“SEC”) on November 29, 2017. The Company filed the Current Report on Form 8-K to report, among other things, that the Company had terminated its relationship with its previous auditor.

The purpose of this Amendment is to provide an amendment to item 4.01 and provide a copy of the auditor’s letter, a copy of which is attached as Exhibit 16.1.

This Amendment amends and restates in its entirety Item 4.01 of the Current Report on Form 8-K, filed with the SEC on November 29, 2017.

Item 4.01 Change in Registrant’s Certifying Accountant

Effective November 22, 2017, the Board of Directors of the Company decided to replace Weinstein & Co. (“Weinstein” or “Former Accountant”) as its independent registered public accountant. The decision to replace Weinstein was approved by the Company’s Board of Directors on November 22, 2017.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through November 22, 2017, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through November 22, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K). The Former Accountant’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

On November 29, 2017, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant provided its response on December 3, 2017 and is filed as an exhibit to this Amendment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Weinstein & Co. dated December 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT INTERNATIONAL, INC.
(Registrant)

Dated: December 6, 2017	By:	/s/ Xuefei Kang
Chief Executive Officer

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